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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 26, 2004
                                                           ------------



                               NAVARRE CORPORATION
                               -------------------
             (Exact name of Registrant as specified in its charter)


          MINNESOTA                    0-22982                   41-1704319
          ---------                    -------                   ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


                   7400 49TH AVENUE NORTH, NEW HOPE, MN 55428
                   ------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (763) 535-8333


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ITEM 5.  OTHER INFORMATION.

On May 20, 2004, Navarre Corporation appointed Timothy R. Gentz to serve as a board director. Mr. Gentz's appointment increases the number of independent members of the Company's board of directors to five -- a majority of the board. Mr. Gentz will also serve on both the Governance and Audit Committees of the board. Mr. Gentz will serve until the next annual shareholders' meeting, at which time he will stand for election by the shareholders. A copy of the press release announcing this appointment is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired

              Not Applicable

     (b)  Pro Forma Financial Information

              Not Applicable

     (c)  Exhibits

         99.1 Navarre Corporation Earnings Release, dated May 26, 2004.

         99.2 Release appointing Timothy R. Gentz to serve a s board director.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND CONDITION

On May 26, 2004, Navarre Corporation issued a press release to report its results for the fourth quarter and year-end for the period ended March 31, 2004. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.






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                                    SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            NAVARRE CORPORATION


                                            By: /s/ Eric H. Paulson
                                                --------------------------------
                                                Eric H. Paulson
                                                Chairman of the Board, President
                                                and Chief Executive Officer


Dated:   May 26, 2004





                                  EXHIBIT INDEX


Exhibit No. 99(1)    Earnings Release for the fourth quarter and year-end for
                     the period ended March 31, 2004.
Exhibit No. 99(2)    Release appointing Timothy R. Gentz to serve a s board
                     director.






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